UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

Vertro, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Summerlin Commons Boulevard Fort Myers, Florida		33907
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 229-5766

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2009, the Company received a NASDAQ Staff Determination indicating that the Company did not regain compliance with the minimum $15 million market value of publicly held shares requirement set forth in NASDAQ Listing Rule 5450(b)(3)(C).  As a result, the Company’s common stock is subject to delisting unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel (the “Panel”).  Vertro intends to request a hearing before a Panel, which will automatically stay the delisting of the Company’s common stock. Consequently, Vertro will remain listed pending the issuance of the Panel’s decision after the hearing. However, there can be no assurances that the Panel will grant the Company’s request for continued listing.

As previously reported, the Company was notified by the NASDAQ Staff on September 15, 2009 that its market value of publicly held shares had been below the minimum $15 million requirement for 30 consecutive trading days.  Under these circumstances, and in accordance with NASDAQ Listing Rule 5810(c)(3)(D), the Company was provided 90 calendar days, or until December 14, 2009, to regain compliance.

Additionally, the Company has determined not to implement the 1-for-10 reverse split that was authorized by the Company’s stockholders at the Company’s annual meeting on June 11, 2009. The authority to implement the reverse stock split expires on December 31, 2009. As previously disclosed, in accordance with NASDAQ’s Listing Rules, the Company has been afforded until March 15, 2010, to regain compliance with the minimum bid price requirement. The Company intends to actively monitor its bid price and will consider all available options to regain compliance, including an alternative reverse stock split.

A copy of our press release announcing receipt of the deficiency notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 21, 2009, entitled “Vertro, Inc. Receives Nasdaq Notice of Noncompliance”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2009	Vertro, Inc.
	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 21, 2009, entitled “Vertro, Inc. Receives Nasdaq Notice of Noncompliance”